UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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NAPCO SECURITY TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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NAPCO SECURITY TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on December 11, 2018

Dear Fellow Stockholder:

The Annual Meeting of the Stockholders of NAPCO Security Technologies, Inc., a Delaware corporation (the “Company”), will be held at the Company’s offices at 333 Bayview Avenue, Amityville, New York, on December 11, 2018, at 12:00 p.m., for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	Election of three directors to serve for a term of three years and until their respective successors are elected and qualified;

2.	Ratification of the selection of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accountants for fiscal 2019;

3.	Consideration of approval of adoption of 2018 Non-Employee Stock Option Plan; and

4.	Transaction of such other business as may properly come before the Meeting or any adjournments thereof.

Only stockholders of record at the close of business on October 24, 2018 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

By order of the Board of Directors,

Richard L. Soloway, Secretary

October 29, 2018

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting To be Held on December 11, 2018

Copies of this proxy statement, form of proxy card and our 2018 annual report are available at www.napcosecurity.com/2018annualmeeting.pdf. The Board recommends a vote FOR the nominated slate of directors (see page 4); FOR the ratification of Baker Tilly Virchow Krause, LLP as the independent registered public accountants for fiscal 2019; and FOR approval of adoption of 2018 Non-Employee Stock Option Plan.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING WHETHER OR NOT YOU ARE PERSONALLY ABLE TO ATTEND. YOU ARE URGED TO COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE.

NAPCO SECURITY TECHNOLOGIES, INC.

333 Bayview Avenue

Amityville, New York 11701

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 11, 2018

INFORMATION CONCERNING THE SOLICITATION

This Proxy Statement is furnished to the holders of Common Stock, $.01 par value per share (“Common Stock”), of NAPCO Security Technologies, Inc. (the “Company”) in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for the Annual Meeting following Fiscal Year 2018, to be held on December 11, 2018, and at any adjournment thereof (the “Meeting”), pursuant to the accompanying Notice of Annual Meeting of Stockholders. Proxies in the enclosed form, if properly executed and returned in time, will be voted at the Meeting. Any stockholder giving a proxy may revoke it prior to its exercise by attending the Meeting and reclaiming the proxy, by executing a later dated proxy or by submitting a written notice of revocation to the Secretary of the Company at the Company’s office or at the Meeting. Stockholders attending the Meeting may vote their shares in person. This Proxy Statement and the form of proxy will first be mailed to the stockholders on or about November 5, 2018. A copy of the 2018 Annual Report of the Company, including financial statements, is being mailed herewith.

Only stockholders of record at the close of business on October 24, 2018 (the “Record Date”) are entitled to notice of and to vote at the Meeting. The outstanding voting securities of the Company on the Record Date consisted of 18,611,314 shares of Common Stock.

On all matters requiring a vote by holders of the Common Stock, each share of Common Stock entitles the holder of record to one vote. At the Meeting, the holders of record of Common Stock will vote on Item 1, the election of three directors; Item 2, the ratification of the selection of Baker Tilly Virchow Krause, LLP as the independent registered public accountants; Item 3 consideration of approval of adoption of 2018 Non-Employee Stock Option Plan; and Item 4, the transaction of any other business as may properly come before the Meeting and requires a vote of the stockholders.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock authorized to vote will constitute a quorum for the transaction of business at the Meeting.

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. The affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote will be required with respect to approval of the adoption of the Company’s 2018 Non-Employee Stock Option Plan. A properly executed proxy marked “ABSTAIN” with respect to each of Item 2 and Item 3 will not be voted, although it will be counted for purposes of determining whether there is a quorum.

If you are a record holder of shares and do not specify on your proxy card how you want to vote your shares, we will vote them “FOR” the election of all nominees for director as set forth under “Election of Nominees for Directors” below, “FOR” the ratification of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accountants for fiscal 2019 and “FOR” the approval of the adoption of the 2018 Non-Employee Stock Option Plan.

If you are a beneficial owner of shares and your bank or brokerage firm does not receive instructions from you about how your shares are to be voted, one of two things can happen, depending on the type of proposal. Under stock exchange rules, brokers have discretionary power to vote your shares with respect to “routine” matters, but they do not have discretionary power to vote your shares on “non-routine” matters. Uninstructed brokers have discretionary voting power as to ratification of Baker Tilly Virchow Krause, LLP as our independent registered public accountants (Item 2), which is considered a routine matter. Uninstructed brokers do not have discretionary voting power as to election of the three nominees for director (Item 1) which is considered a non-routine matter or as to Item 3 as to the approval of the adoption of the 2018 Non-Employee Stock Option Plan. A bank or brokerage firm may not vote your shares with respect to the non-routine matters if you have not provided instructions. This is called a “broker non-vote.”

THEREFORE, THE COMPANY URGES YOU TO SIGN, DATE

AND RETURN THE ENCLOSED PROXY CARD.

Item 1:	Election of Directors

The Board of Directors is divided into three classes. At the upcoming Annual Meeting, one class will stand for election for the term ending at the Annual Meeting of Stockholders following Fiscal Year 2021. The terms of the other two classes of continuing directors expire at the Annual Meetings of Stockholders after fiscal year end 2019 and 2020, respectively.

Unless otherwise specified, shares represented by the enclosed proxy will be voted for the election of Paul Stephen Beeber, Randy B. Blaustein and Donna A. Soloway, currently directors, who have been recommended for nomination by the Nominating Committee of the Board of Directors and nominated by the Board of Directors for reelection as a director to serve until the Annual Meeting of Stockholders in 2021 and until his or her successor is elected and qualified.

Each of Messrs. Beeber and Blaustein and Ms. Soloway has consented to serve if reelected. In the event that any nominee becomes unable or unwilling to serve as a director, discretionary authority may be exercised by the proxies to vote for the election of an alternate nominee of the Board of Directors.

The names of, and certain information concerning, the nominees and the continuing directors are set forth below. Also set forth below is a description of the experience, qualifications, attributes or skills that caused the Nominating Committee and Board of Directors to determine that the person should serve as one of our directors.

Name and Age	Principal Occupation	Director Since
Nominees for election to serve until Annual Meeting of Stockholders following Fiscal Year 2021:

Paul Stephen Beeber (74)	Licensed Attorney in New York State.	2004

Randy B. Blaustein (66)	Principal of R.B. Blaustein & Co., accounting services.	1985

Donna A. Soloway (70)	Columnist for SDM (Security Distribution and Marketing) magazine; member of the Board of Directors of the Alliance of the Guardian Angels; member of the Board of Directors of Lifeline. Ms. Soloway is the wife of Richard L. Soloway, the Chairman and President of the Company.	2001

Directors to serve until Annual Meeting of Stockholders following Fiscal Year 2019:

Richard L. Soloway (72)	Chairman of the Board of Directors, CEO, President and Secretary of the Company.	1972

Kevin S. Buchel (65)	Senior Vice President of Operations and Finance, CFO, and Treasurer of the Company.	1998

Directors to serve until Annual Meeting of Stockholders following Fiscal Year 2020:

Arnold Blumenthal (91)	Group Publisher Emeritus, Security Dealer and Locksmith Ledger magazines, Publisher Security Line and Editor of Metropolitan Burglar/Fire Alarm Association (“MBFAA”).	2001

Andrew J. Wilder (67)	Officer of Israeloff, Trattner & Co., independent certified public accountants.	1995

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ELECTION OF MESSRS. BEEBER AND BLAUSTEIN AND MS. SOLOWAY

Nominees

Mr. Beeber has been a Licensed Attorney in New York State since 1970, focusing on elder law, estate planning and real estate.

The Company believes Mr. Beeber provides practical and legal guidance, insight and perspective with regard to the operations and strategies of the Company and has a deep understanding of the Company as well as its customer and supplier agreements.

Mr. Blaustein has been has been a Principal in the accounting firm of R.B. Blaustein & Co. since December 2000 and was a Partner in the accounting firm of Blaustein, Greenberg & Co. from July 1991 to November 2000. He has been an attorney since October 1980, specializing in general business and tax matters, and is the author of six books and numerous articles.

The Company believes Mr. Blaustein brings significant tax and financial expertise, including insight into complex tax issues acquired over his thirty-eight year legal career.

Ms. Soloway has been a columnist for several security industry publications since 1992 including Security Dealer and Security Distribution and Marketing (SDM). She also has served on the Board of Directors for the Security Industry Association (SIA) and several of its committees including the Show Planning Committee, the Awards Committee and the SAINTS Committee (Safety, Awareness and Independent through Security). She is currently a board member of Lifeline as well as the Alliance of the Guardian Angels.

The Company believes Ms. Soloway brings significant experience and knowledge of the security industry, specifically in the areas of customer relations, marketing and sales management.

Continuing Directors

Mr. Soloway has been the Company’s Chairman of the Board of Directors since October 1981, President and CEO since 1998, and Secretary since 1975.

The Company believes Mr. Soloway’s qualifications to serve as a director include his over forty years’ experience in the security industry and his broad knowledge and understanding of the Company and its operations derived from his thirty-seven year service as its Chairman and twenty year service as its President and CEO.

Mr. Buchel has been CFO and Senior Vice President of Operations and Finance since April 1995 and Treasurer since May 1998.

The Company believes Mr. Buchel’s qualifications to serve as a director include his understanding of the Company and its operations derived from twenty-three years as our CFO and Senior Vice President of Operations and Finance and twenty years as Treasurer.

Mr. Blumenthal has been Group Publisher Emeritus, Security Dealer and Locksmith Ledger magazines, Publisher Security Line and Editor of MBFAA since 2004, V.P. of Government Security News from 2004 through 2007 and Group Publisher of Security Group of Cygnus Publishing from 1999 through 2003.

The Company believes Mr. Blumenthal brings significant experience and knowledge of the security industry, specifically in the area of sales management, strategic planning and business development acquired during his career in the security business.

Mr. Wilder has been an officer of Israeloff, Trattner & Co., independent certified public accountants, since 1990.

The Company believes Mr. Wilder’s qualifications to serve as a director include extensive experience in finance and financial reporting and his corporate governance experience. Our Board of Directors has determined that Mr. Wilder is an audit committee financial expert.

Other Directorships

During the past five years, none of the directors or nominees has been a director of any company (other than the Company) which is subject to the reporting requirements of the Securities Exchange Act of 1934 or which is a registered investment company under the Investment Company Act of 1940.

CORPORATE GOVERNANCE AND BOARD MATTERS

Independence of Directors

The Board currently consists of seven directors, four of whom the Board has affirmatively determined have no relationship with the Company or its subsidiaries which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are independent as defined by the applicable NASDAQ Listing Standards. The four independent directors are Paul Stephen Beeber, Randy B. Blaustein, Arnold Blumenthal and Andrew J. Wilder.

Board Leadership Structure

The Board does not have a policy as to whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate. The Board believes that it should be free to make a choice on the leadership structure of the Board from time to time in any manner that is in the best interests of the Company and its stockholders. Currently, and since 1998, Mr. Soloway has served as the Chairman of the Board, CEO and President.

The Board of Directors has not elected a Lead Independent Director. Mr. Wilder, an Independent Director and Chair of the Audit Committee, leads the executive sessions of the Independent Directors.

Board Oversight of Risk

The Company faces a variety of risks including strategic and operational risks, financial and liquidity risks, compliance risks and financial reporting risks. The Board exercises its oversight of the Company’s risks through regular reports to the Board from the Chief Executive Officer, and other members of management on areas of material risk, actions and strategies to mitigate those risks and the effectiveness of those actions and strategies.

In addition, the Board oversees risk through oversight by the Audit Committee. The Audit Committee discusses with management the Company’s policies with respect to risk assessment and risk management, including the Company’s financial risk exposures and the steps management has taken to monitor and control its risks.

Board Structure and Committee Composition

The Board maintains three standing committees: Audit, Compensation, and Nominating. Each Committee is composed entirely of independent directors as defined in the applicable NASDAQ Listing Standards.

During fiscal 2018, the Board held five meetings. Each director attended at least 75% of all Board meetings and meetings of committees of which such director was a member.

Directors are expected to attend the Company’s annual meetings of stockholders. All directors attended the last annual meeting of stockholders on December 12, 2017.

NAPCO maintains an “Investors” section on its website, www.napcosecurity.com, setting forth the Company’s committee charters for the Audit, Compensation and Nominating Committees.

Audit Committee

The Audit Committee has been established in accordance with Section 3(a)(58)A of the Securities Exchange Act of 1934 as amended. The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of the Company’s independent auditors. The Audit Committee assists the Board in oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s independent auditor’s qualifications and independence, and (3) the performance of the Company’s internal audit function and independent auditors. In addition, the Committee renders its report for inclusion in the Company’s annual proxy statement.

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The Audit Committee held eight meetings in fiscal year 2018. The current members of the Audit Committee are Andrew J. Wilder (Chairman), Paul Stephen Beeber and Arnold Blumenthal, each of whom meets the NASDAQ Listing Standards for the independence of audit committee members. The Board has determined that Andrew Wilder is an audit committee financial expert.

The report of the Audit Committee is included in this proxy statement on page 12.

Compensation Committee

The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of the Company’s executive officers. The Compensation Committee determines the compensation of the Company’s Chief Executive Officer and the other named executive officers. The Chief Executive Officer makes recommendations on our executive compensation program and the compensation of our named executive officers. In addition, the Committee determines individuals to be granted options under the 2012 Employee Stock Option Plan, the number of options awarded and the term of the options and interprets provisions of such plan.

The current members of the Compensation Committee are Randy B. Blaustein (Chairman), Andrew J. Wilder, and Arnold Blumenthal, each of whom meets the NASDAQ Listing Standards for independence for Compensation Committee members. The Board considered the payment of $41,000 to Mr. Blaustein for tax related services and determined that such compensation would not impair Mr. Blaustein’s ability to make independent judgments about the Company’s executive compensation.

The Compensation Committee held two meetings in fiscal year 2018.

The Chief Executive Officer typically attends meetings of the Committee. The Committee’s process includes executive sessions where the Committee meets without the presence of the Chief Executive Officer. Neither the Committee nor the Company has engaged a compensation consultant.

Compensation Committee Interlocks and Insider Participation

During fiscal 2018, Messrs. Blaustein, Wilder and Blumenthal served as members of our Compensation Committee. No member of the Compensation Committee was an employee or officer of the Company during 2018, a former officer of the Company, or had any other relationship with us requiring disclosure herein.

During the last fiscal year, none of our executive officers served as a member of the Board of Directors or committee thereof of any other entity.

Nominating Committee

The Nominating Committee reviews and makes recommendation to the Board regarding potential candidates for nomination as director.

The Nominating Committee held one meeting in fiscal year 2018. The current members of the Nominating Committee are Arnold Blumenthal (Chairman), Andrew J. Wilder and Randy B. Blaustein.

Director Nomination Process

In connection with the director selection and nomination process, the Nominating Committee reviews the composition of the Board as a whole and considers the experience, mix of skills and other qualities necessary to assure appropriate Board composition, taking into account the current Board members and specific needs of the Company and the Board. The Nominating Committee considers the requirement that at least a majority of the Board members be independent as required by applicable laws and regulations and also considers any specific expertise necessary for members of Board committees.

The Nominating Committee has adopted a process as follows. It will consider candidates for director nominees proposed by directors, the Chief Executive Officer and stockholders. Potential candidates will be screened and interviewed by the Nominating Committee. All members of the Board may interview the final candidates. The same identifying and evaluating procedures will apply to all candidates for director nomination, including candidates submitted by stockholders.

The Company’s general criteria for the nomination of director candidates, include the following:

-	the candidates’ personal and professional ethics, integrity and values,
-	mature judgment,
-	management, accounting or finance, industry and technical knowledge,
-	demonstrated skills in his/her area of present or past professional or business responsibility,
-	an ability to work effectively with others,
-	sufficient time to devote to the affairs of the Company and
-	freedom from conflicts of interest.

The Nominating Committee and the Board seek to identify nominees for election to the Board who, taken together, create a Board with the collective knowledge and experience, derived from the skills and experience of its individual members in a variety of areas that are important to the Company, including industry knowledge and experience, executive management, finance and strategic planning. The information as to each director set forth above on pages 5-7 includes a description of the experience, qualification, attributes or skills that were considered by the Nominating Committee and Board to determine that the individual nominee should serve as a director of the Company.

The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees.

Stockholder Nominees

The Nominating Committee will consider nominations submitted by stockholders. Any stockholder nominations proposed for consideration by the Nominating Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Chair - Nominating Committee

NAPCO Security Technologies, Inc.

333 Bayview Ave.

Amityville, NY 11701

Attention: Secretary

Communications with the Board

You can contact any Director by writing to such Director:

c/o NAPCO Security Technologies, Inc.

333 Bayview Ave.

Amityville, NY 11701

Attention: Secretary

The Secretary will promptly forward any communication unaltered to the Director.

Policy With Respect to Related Person Transactions

It is the Company’s policy, set forth in writing, not to permit any transaction in which the Company is a party and in which executive officers or directors, their immediate family members, or 5% shareholders have or will have a direct or indirect interest unless approved by the Audit Committee of the Board of Directors, other than

1.	transactions available to all employees;

2.	transactions involving compensation or business expense reimbursement approved by the Compensation Committee or by disinterested members of the Board of Directors; or

3.	transactions involving less than $120,000 when aggregated with all similar transactions.

Any issues as to the application of this policy shall be resolved by the Audit Committee of the Board of Directors. A copy of our Statement of Policy with Respect to Related Person Transactions is available at the Company’s website, www.napcosecurity.com, under the “Investors” caption.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s management and representatives of Baker Tilly Virchow Krause, LLP (“Baker Tilly”);

2.	The Audit Committee has discussed with Baker Tilly the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

3.	The Audit Committee has received from Baker Tilly the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communication with the Audit Committee concerning independence, and has discussed with Baker Tilly, Baker Tilly’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2018 filed with the Securities and Exchange Commission.

The Audit Committee:

Andrew J. Wilder, Chairman
Paul Stephen Beeber
Arnold Blumenthal

COMPENSATION OF DIRECTORS

The total fiscal year 2018 compensation of non-employee Directors is shown in the following table.

Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Paul Stephen Beeber	32,000	7,775	—	39,775
Randy B. Blaustein (3)	32,000	7,775	41,000	80,775
Arnold Blumenthal	32,000	7,775	—	39,775
Donna A. Soloway	28,000	7,775	—	35,775
Andrew J. Wilder	36,000	7,775	—	43,775

(1)	Each director who is not an employee, other than Mr. Blaustein, receives $7,000 for each Board of Directors meeting attended. Mr. Blaustein receives $8,000 for each Board of Directors meeting which compensates him for his services as a director as well as for his service as Chair of the Compensation Committee. Mr. Wilder, as Chairman of the Audit Committee, receives $2,000 for each Audit Committee meeting attended and each of Messrs. Beeber and Blumenthal receives $1,000 for each Audit Committee meeting attended.

(2)	Amounts reflect the share-based compensation expense recognized by the Company in the year ended June 30, 2018, in accordance with Statement of Financial Accounting Standards No. 123R. Assumptions used in the calculation of these amounts are included in footnote 7 to the Notes to Consolidated Financial Statements contained in the Company’s Form 10-K for the year ended June 30, 2018.

At June 30, 2018, each of Messrs. Beeber, Blaustein and Blumenthal held outstanding options to purchase 4,800 shares of Common Stock of the Company, of which 2,000 were vested at June 30, 2018. Ms. Soloway held outstanding options to purchase 3,400 shares of Common Stock of the Company, of which 600 were vested at June 30, 2018. At June 30, 2018, Mr. Wilder held outstanding options to purchase 10,000 shares of Common Stock of the Company, of which 7,200 were vested at June 30, 2018.

(3)	During the fiscal year ended June 30, 2018, the Company retained Mr. Blaustein as special counsel for certain general business and tax related matters. Fees for such services were $41,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on a review of the Forms 3, 4 and 5 furnished to the Company with respect to the most recent fiscal year and written representations of the reporting person (as defined below), no person, who at any time during such fiscal year, was an officer, director, beneficial owner of more than ten (10%) percent of any class of equity securities of the Company or any other person subject to Section 16 of the Securities Exchange Act of 1934 (“reporting person”), failed to file on a timely basis one or more reports during such fiscal year except as follows: Paul Stephen Beeber, Randy B. Blaustein, Arnold Blumenthal, Donna Soloway and Andrew J. Wilder, each a Director, each filed one late Form 4 reporting the award of options to purchase 3,000 shares of Common Stock of the Company; Michael Carrieri, Senior Vice President of Engineering, filed three late Forms 4 reporting three exercises of stock options to purchase 5,000, 5,000 and 4,000 shares of Common Stock of the Company, and Mr. Carrieri and Jorge Hevia, Senior Vice President of Corporate Sales and Marketing, each filed one late Form 4 reporting the award of stock options to purchase 5,000 shares of Common Stock of the Company.

INFORMATION CONCERNING EXECUTIVE OFFICERS

Each executive officer of the Company holds office until the annual meeting of the Board of Directors and his successor is elected and qualified, or until his earlier death, resignation, or removal by the Board. The Company has adopted a Code of Ethics for directors and employees, including its executive officers. There are no family relationships between any director or officer of the Company, except Richard L. Soloway and Donna A. Soloway, his wife. The following table sets forth as of the date hereof the names and ages of all executive officers of the Company, all positions and offices with the Company held by them, and the period during which they have served in these positions.

Name and Age	Position and Office with the Company, Term of Office and Five-Year Employment History
Richard L. Soloway (72)	Chairman of the Board of Directors since October 1981; President and CEO since 1998; and Secretary since 1975.

Kevin S. Buchel (65)	Senior Vice President of Operations and Finance and CFO since April 1995; Treasurer since May 1998.

Jorge Hevia (60)	Senior Vice President of Corporate Sales and Marketing since May 1999; Vice President of Corporate Sales and Marketing from October 1998 to May 1999.

Michael Carrieri (60)	Senior Vice President of Engineering Development since May 2000; Vice President of Engineering Development from September 1999 to May 2000.

EXECUTIVE COMPENSATION

The Summary Compensation Table below sets forth compensation information for our Chief Executive Officer, our Chief Financial Officer and an additional two of our most highly compensated executive officers during fiscal years 2018 and 2017 of the Company.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards(1) ($)	All Other Compensation ($)	Total ($)

Richard L. Soloway, (2)	2018	741,042	163,320	17,418	78,778	1,000,559
Chairman of the Board of Directors, CEO, President and Secretary	2017	699,984	81,660	12,000	69,379	863,023

Kevin S. Buchel, (3)	2018	307,086	40,000	11,744	12,305	371,135
Senior Vice President of Operations and Finance, CFO and Treasurer	2017	298,141	20,000	6,160	12,865	337,166

Jorge Hevia, (3)	2018	331,175	40,000	11,744	13,752	396,671
Senior Vice President of Corporate Sales and Marketing	2017	321,529	20,000	6,160	13,529	361,218

Michael Carrieri, (3)	2018	298,552	40,000	11,744	11,321	361,617
Senior Vice President of Engineering Development	2017	289,856	20,000	6,169	11,863	327,888

(1)	Amounts reflect the share-based compensation expense recognized by the Company in the fiscal years ended June 30, 2018 and June 30, 2017, in accordance with Statement of Financial Accounting Standards No. 123R. Assumptions used in the calculation of these amounts are included in footnote 7 to the Notes to Consolidated Financial Statements contained in the Company’s Form 10-K for the year ended June 30, 2018.
(2)	All other compensation for Mr. Soloway for fiscal 2018 includes payment of health and life insurance premiums of $27,033 and automobile expenses of $44,951. All other compensation for Mr. Soloway for fiscal 2017 included payment of health and life insurance premiums of $26,883 and automobile expenses of $39,796.
(3)	All other compensation for Messrs. Buchel and Hevia includes payment of life insurance premiums and automobile expenses.

Outstanding Equity Awards at Fiscal Year-End

Option Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date

Richard L. Soloway	0	2,000	(1)	4.807	10/19/24
	1,000	4,000	(2)	9.625	12/14/27

Kevin S. Buchel	0	1,000	(3)	4.370	10/19/24
	1,000	4,000	(2)	8.75	12/14/27

Michael Carrieri	0	1,000	(3)	4.370	10/19/24
	1,000	4,000	(2)	8.75	12/14/27

Jorge Hevia	1,000	—		4.88	9/8/23
	1,000	1,000	(3)	4.370	10/19/24
	1,000	4,000	(2)	8.75	12/14/27

(1)	Options as to 2,000 shares vest on October 20, 2018.
(2)	Options as to 1,000 shares vest on December 14 in each of 2018, 2019, 2020 and 2021.
(3)	Options as to 1,000 shares vest on October 20, 2018.

Employment Agreements and Potential Payments Upon Termination or Change in Control

The Company has an employment agreement with each of Richard L. Soloway, Jorge Hevia and Michael Carrieri. The agreement with Mr. Soloway, entered into on June 26, 2003, is for a five year period, and then year to year unless notice of termination is given at least six months prior to the end of the then applicable term. The Agreement provides for a minimum annual salary to be adjusted for inflation and discretionary annual incentive compensation. Mr. Soloway’s agreement contains non-compete restrictions during his employment and for one year after termination for any reason. The agreement also provides for termination payments to Mr. Soloway upon death, disability, termination by the Company other than for Cause, as defined, termination by Mr. Soloway for Good Reason, as defined, and termination by Mr. Soloway in the event of a change in control. In the event of death, the termination payment equals one year’s salary payable over one year plus a bonus calculated on a pro rata basis through the end of the fiscal quarter immediately preceding death. In the event of disability, the Company must pay Mr. Soloway an amount equal to 60% of his annual salary through the term of the agreement plus his bonus on a pro rata basis through the end of the fiscal quarter preceding the sixth month of his disability. In the event the Company terminates Mr. Soloway other than for Cause or if Mr. Soloway terminates for Good Reason, the Company must pay Mr. Soloway, in a lump sum, an amount equal to three times his annual salary plus the bonus paid to him for the year prior to his termination. If during the term there should be a change in control, then Mr. Soloway is entitled to terminate his employment, and the Company is required to pay him, an amount equal to 299% of the average of the prior five calendar years’ total compensation, subject to certain limitations. The Company’s option plans provide for the accelerated vesting of unvested options upon a change in control.

Had Mr. Soloway’s employment terminated on June 30, 2018 after a change in control, the Company would have been required to pay him $2,700,538 pursuant to his employment agreement. In addition, assuming a change of control on June 30, 2018, vesting of options to purchase 6,000 shares of Common Stock of the Company would have been accelerated. The value of such accelerated options would have been $39,786 based upon the closing price per share of $14.65 of the Company’s Common Stock on the NASDAQ Global Market on June 30, 2018.

Under such agreement, had Mr. Soloway’s employment terminated on June 30, 2018 on account of (i) death, (ii) disability or (iii) by the Company other than for Cause, or by Mr. Soloway for Good Reason, the Company would have been required to pay him $904,362, $444,625 and $2,713,087, respectively.

Mr. Hevia’s agreement, as amended, terminates in October 2020 and provides for an annual salary of $334,000 and for a bonus arrangement for fiscal 2018 based upon a scale of increased 2018 fiscal year net sales volume over 2017 net sales volume. Mr. Hevia’s agreement, as amended, provides for payment equal to nine months of salary and six months of health insurance in the event of a non-voluntary termination of employment without cause or upon a change in control of the Company. Had either of such events occurred on June 30, 2018, the Company would have been required to pay him $331,175.

Mr. Carrieri’s agreement, as amended, terminates in August 2020 and provides for an annual salary of $302,000 and for a bonus arrangement for fiscal 2018 based upon a scale of increased 2018 fiscal year net sales volume over 2017 net sales volume. Mr. Carrieri’s agreement, as amended, provides for payment equal to nine months of salary and six months of health insurance in the event of a non-voluntary termination of employment without cause or upon a change in control of the Company. Had either of such events occurred on June 30, 2018, the Company would have been required to pay him $298,552.

In addition, the Company has a severance agreement with Kevin S. Buchel providing for payments equal to nine months of salary and six months of health insurance in the event of a non-voluntary termination of employment without cause or upon a change of control of the Company. Had Mr. Buchel’s employment been terminated on June 30, 2018 non-voluntarily without cause, the Company would have been required to pay him $307,086 pursuant to such severance agreement. Mr. Buchel’s bonus arrangement for fiscal 2018 was based on increased 2018 fiscal year net sales and net income over 2017 fiscal year net sales and net income.

In the event of a change of control on June 30, 2018, vesting of options to purchase 5,000 shares of Common Stock of the Company would have been accelerated for each of Messrs. Hevia, Buchel and Carrieri. The value of such accelerated options would have been $33,880 for each of Messrs. Hevia, Buchel and Carrieri, based upon the closing price per share of $14.65 of the Company’s Common Stock on the NASDAQ Global Market on June 30, 2018.

Each of the severance agreements with Mr. Hevia, Mr. Carrieri and Mr. Buchel contains non-compete restrictions for three years after the employee’s termination of employment.

Advisory Vote to Approve Named Executive Officer Compensation and on Frequency of Future Votes on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in 2010 and Section 14A of the Securities and Exchange Commission Act of 1934 (the “Exchange Act”) require that the Company provide its stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of its named executive officers as disclosed in the Company’s proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

At the 2013 Annual Meeting, stockholders of the Company voted to conduct future advisory votes on executive compensation pursuant to The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934 every three years. Stockholders will have an opportunity to next vote to approve on a non-binding advisory basis the compensation of the Company’s named executive officers and to vote on a non-binding advisory basis on the frequency of future votes on executive compensation at the 2019 Annual Meeting of Stockholders.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table, together with the accompanying footnotes, sets forth information as of October 24, 2018, regarding the beneficial ownership (as defined by the Securities and Exchange Commission) of Common Stock of the Company of (a) each person known by the Company to own more than five percent of the Company’s outstanding Common Stock, (b) each director of the Company (c) each executive officer named in the Summary Compensation Table, and (d) all executive officers and directors of the Company as a group.

Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock (2)
Richard L. Soloway c/o the Company 333 Bayview Avenue Amityville, NY 11701	6,240,055	33.5%
Alexander Capital Advisors LLC 125 Elm Street New Canaan, CT 06840(3)	1,501,335	8.1%
Kevin S. Buchel	295,787	1.6%
Jorge Hevia	189,955	1.0%
Michael Carrieri	118,626	*
Randy B. Blaustein	108,836	*
Andrew J. Wilder	81,720	*
Donna A. Soloway	36,994	*
Arnold Blumenthal	12,119	*
Paul Stephen Beeber	5,400	*
All executive officers and directors as a group (9 in number)(4)	7,089,492	38.1%

*	Less than 1%

(1)	This number includes the number of shares that a person has a right to acquire within sixty (60) days (Soloway – 4,600, Buchel – 2,800, Hevia – 4,800, Carrieri – 2,800, Wilder – 7,600, Blaustein – 2,400, D. Soloway – 1,000, Blumenthal – 2,400, and Beeber – 2,400).

(2)	Percentages for each person or the group are computed on the basis of 18,611,314 shares of Common Stock outstanding on October 24, 2018, plus the number of shares that such person or group has the right to acquire within sixty (60) days. Except as otherwise noted, persons named in the table and footnotes have sole voting and investment power with respect to all shares of Common Stock reported as beneficially owned by them.

(3)	Based on information set forth in Form 13G/A filed with the Securities and Exchange Commission reporting beneficial ownership as of December 31, 2017. According to the filing, Alexander Capital Advisors LLC has sole power to vote or direct the vote of 538,350 shares and the sole power to dispose or direct the disposition of 1,501,335 shares.

(4)	This number of shares includes (i) 7,058,692 shares as to which officers and directors have sole voting and investment power, and (ii) 30,800 shares that officers and directors have the right to acquire within sixty (60) days.

Item 2.	Proposal to Ratify the Selection of Independent Registered Public Accountants

Baker Tilly served as the Company’s independent registered public accountants since fiscal 2013. Subject to ratification by our stockholders at the Annual Meeting, it has been selected to serve as our independent registered public accountants for fiscal 2019. Baker Tilly’s predecessor, Holtz Rubenstein Reminick LLP (“HRR”), audited our financial statements from fiscal 2009 to fiscal 2012. A representative of Baker Tilly will be present at the annual meeting, with an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

If the selection of Baker Tilly is not ratified, or if before the next Annual Meeting of Stockholders it declines to act or otherwise becomes incapable of acting, or if its engagement is otherwise discontinued by the Audit Committee, the Audit Committee will appoint other independent registered accountants whose engagement for any period after the next Annual Meeting will be subject to stockholder approval at that meeting.

Principal Accountant Fees

The fees billed for professional services for fiscal years 2018 and 2017 by Baker Tilly for professional services were as follows:

	Fiscal Year 2018	Fiscal Year 2017
Audit Fees (1)	$350,000	$283,750
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees (2)	17,500	16,500

(1)	Includes audit of financial statements, SAS 100 reviews and consultations for 2018 and 2017, and audit of internal controls for 2017 and 2018. The fiscal year 2018 amount includes $50,000 of additional billings as part of the 2017 consolidated financial statement audit.

(2)	Includes services related to the audit of the Company’s employee benefit plan for the plan years ended December 31, 2018 and 2017, respectively.

The Audit Committee has considered whether the provision of the services described above under the headings “All Other Fees” is compatible with maintaining the auditor’s independence and determined that it is. In fiscal years 2018 and 2017, 100% of “All Other Fees” were approved by the Audit Committee.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee specifically pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval may be provided for up to one year. Each pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

Item 3:	Consideration of Approval of the Adoption of the NAPCO Security Technologies, Inc. 2018 Non-Employee Stock Option Plan

The Board of Directors recommends the approval of the adoption of the NAPCO Security Technologies, Inc. 2018 Non-Employee Stock Option Plan (the “2018 Non-Employee Plan”) under which options to purchase a total of 50,000 shares of the Company's Common Stock will be made available for grants. At this time no additional options are available for grant under the 2012 Non-Employee Stock Option Plan (“2012 Non-Employee Plan”). Currently there are an aggregate of 27,800 shares of Common Stock subject to outstanding options under the 2012 Non-Employee Plan. The Board of Directors believes it to be in the best interest of the Company to adopt the 2018 Non-Employee Plan to have available sufficient options to provide additional incentives for non-employee directors and consultants to the Company or its subsidiaries to promote the success of the business. Accordingly, the Board of Directors has adopted the 2018 Non-Employee Plan, subject to approval by stockholders, and recommends that the stockholders approve its adoption.

The full text of the 2018 Non-Employee Plan is attached to this Proxy Statement as Appendix A. The following is a summary of the major provisions of the 2018 Non-Employee Plan and is qualified in its entirety by the full text of the 2018 Non-Employee Plan.

Purpose of the Plan

The 2018 Non-Employee Plan is intended to encourage ownership of Common Stock of the Company by non-employee directors and consultants of the Company and its subsidiaries and to provide additional incentives for them to promote the success of the Company by permitting the Company to grant to such non-employee directors and consultants options to purchase shares of Common Stock of the Company.

Stock Subject to the Plan

There will be reserved for issuance upon the exercise of options granted under the 2018 Non-Employee Plan an aggregate of 50,000 shares of Common Stock of the Company, par value $.01 per share. If any options granted expire or terminate without being exercised, the shares covered thereby will be added back to the shares reserved for issuance. The 2018 Non-Employee Plan contains certain anti-dilution provisions relating to the stock dividends, stock splits and the like.

Administration of the Plan

The 2018 Non-Employee Plan will be administered by the Board of Directors. The Board will have the full power to grant options, to determine the persons eligible to receive such options, and to determine the amount, type and terms and conditions of each such option.

Eligibility

Options may be granted to non-employee directors and consultants of the Company or a subsidiary of the Company (presently approximately five (5) in number).

No determination has yet been made as to the non-employee directors and consultants to whom options will be granted in the future or as to the total number of non-employee directors and consultants who may be selected in the future to receive options under the 2018 Non-Employee Plan.

Option Price

The purchase price of each share of Common Stock under any option will be established by the Board provided, however, the exercise price will not be less than the fair market value of the Common Stock at the time of the grant of such option.

The exercise price is to be paid in full at the time of exercise (i) in good funds, or (ii) if the Board determines, by delivery of shares of Common Stock of the Company (valued at their then fair market value), or (iii) if the Board determines and subject to any restrictions or conditions as it deems appropriate, by electing to have the Company withhold from the shares issuable upon exercise of the Option such number of shares of Common Stock as shall have an aggregate fair market value on the date of exercise equal to the exercise price, or (iv) by a combination of (i) and (ii) or (i) and (iii) above.

The last sale price of the Common Stock of the Company reported on the NASDAQ Stock Market, Global Market System on October 24, 2018 was $13.75 per share.

Term of Option

Each Option shall expire as the Board shall determine, provided, that in no event shall an option be exercisable after the expiration of ten (10) years from the grant thereof.

Exercise of Options

Each Option shall be exercisable immediately as to 20% and as to an additional 20% on each of the four anniversary dates of grant. An option granted under the 2018 Non-Employee Plan shall vest in full upon a “change in control” as defined in the 2018 Non-Employee Plan.

Early Termination of Options

If an optionee ceases to be a member of the Board or a consultant to the Company or its subsidiaries other than upon such optionee’s death, his or her options terminate immediately. The estate of a deceased optionee may exercise the decedent’s options within three months after the death of the optionee, to the extent exercisable at the time of death.

Amendments to the Plan

The Board of Directors may at any time terminate or modify or suspend the 2018 Non-Employee Plan, provided that no such termination, modification or suspension shall adversely affect any rights or obligations of the holder of any then outstanding option, and further provided that no such modification, without the approval of the stockholders shall (i) modify the eligibility requirements for participation, (ii) increase the maximum number of shares as to which options may be granted, (iii) extend the term of the plan beyond October 22, 2028, (iv) permit a repricing (or decrease in exercise price) of outstanding options, or (v) permit any expansion in the types of options provided under the 2018 Non-Employee Plan.

Federal Income Tax Consequences

The following is a brief summary of the Federal income tax aspects of grant and exercise of options, and the disposition of shares of Common Stock purchased pursuant to the exercise of options, under the 2018 Non-Employee Plan. The summary reflects the current provisions of the Code and the regulations thereunder, is not intended to be exhaustive and does not describe state or local tax consequences.

No tax obligation will arise for the optionee or the Company upon the granting of stock options under the Plan. Upon exercise of a stock option, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the stock acquired over the exercise price of the option. Thereupon, the Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee. Any additional gain or loss realized by an optionee on disposition of the shares generally will be capital gain or loss to the optionee and will not result in any addition tax deduction to the Company.

Term of the Plan

The 2018 Non-Employee Plan will terminate on October 22, 2028 and no options may be granted under the 2018 Non-Employee Plan after that date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSAL TO ADOPT THE 2018 NON-EMPLOYEE STOCK OPTION PLAN.

EQUITY COMPENSATION PLAN INFORMATION

As of June 30, 2018

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (A)	Weighted Average Exercise Price of Outstanding Options (B)	Number of Securities Remaining Available for Future Issuance (Excluding Securities Reflected in Column A) (C)
Equity compensation plans approved by security holders
2012 Employee Stock Option Plan	57,200	$7.09	821,900
2012 Non-employee Stock Option Plan	27,800	6.85	-0-
Equity compensation plans not approved by security holders	-	-	-
Total	85,000	7.01	821,900

Of the stock options granted under the 2012 Employee Stock Option Plan and the 2012 Non-Employee Stock Option Plan that were outstanding as of June 30, 2018, as of the Record Date, 2,500 options were exercised, none had expired or terminated by their terms and options to purchase 20,000 shares were granted under the 2012 Employee Stock Option Plan. With respect to the 102,500 stock options that remained outstanding as of the Record Date, the weighted average exercise price is $9.20 and the weighted average remaining term is 7.7 years.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS
AND NOMINATION OF DIRECTORS

From time to time stockholders present proposals that may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Stockholders who intend to present proposals at the 2019 Annual Meeting, and who wish to have such proposals included in the Company’s Proxy Statement for the 2019 Annual Meeting, must be certain that such proposals are received by the Company’s Secretary at the Company’s executive offices, 333 Bayview Avenue, Amityville, New York 11701, not later than June 29, 2019. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement. Stockholders who intend to present a proposal at the 2019 Annual Meeting but who do not wish to have such proposal included in the Company’s Proxy Statement for such meeting must be certain that notice of such proposal is received by the Company’s Secretary at the Company’s executive offices not later than September 14, 2019.

Pursuant to the Company’s by-laws, any nominations for director by a stockholder must be delivered or mailed to and received by the principal executive offices of the Company not less than sixty (60) days prior to the date of meeting.

EXPENSES OF SOLICITATION

The Company will bear all costs in connection with the solicitation by the Board of Directors of proxies for the Meeting. The Company intends to request brokerage houses, custodial nominees and others who hold stock in their names to solicit proxies from the persons who beneficially own such stock. The Company will reimburse brokerage houses, custodial nominees and others for their out-of-pocket expenses and reasonable clerical expenses. It is estimated that these expenses will be nominal. In addition, officers and employees of the Company may solicit proxies personally or by telephone, telegram or letter; they will receive no extra compensation for such solicitation.

Dated: October 29, 2018

By Order of The Board of Directors

Richard L. Soloway, Secretary

Upon the written request of any stockholder of the Company, the Company will provide to such stockholder a copy of the Company’s Annual Report on Form 10-K for 2018, including the financial statements and the schedules thereto, filed with the Securities and Exchange Commission. Any such request should be directed to Secretary, NAPCO Security Technologies, Inc., 333 Bayview Avenue, Amityville, New York 11701. There will be no charge for such report unless one or more exhibits thereto are requested, in which case the Company’s reasonable expenses of furnishing such exhibits may be charged.

All stockholders are urged to fill in, sign and mail the enclosed proxy promptly whether or not you expect to attend the meeting. If you are mailing your Proxy, kindly do so sufficiently in advance of the meeting date so that it will be received in time to be counted at the meeting.

Appendix A

NAPCO SECURITY TECHNOLOGIES, INC.

2018 NON-EMPLOYEE STOCK OPTION PLAN

1.          Purpose of the Plan. This 2018 Non-Employee Stock Option Plan (hereinafter referred to as the “Plan”) is intended to encourage ownership of stock of NAPCO Security Technologies, Inc. (hereinafter referred to as the “Company”) by non-employee directors and consultants of the Company and its subsidiaries, if any, and to provide additional incentive for them to promote the success of the Company. As used in the Plan, the term “subsidiary” shall have the same meaning as the term “subsidiary corporation” defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”). All options granted under the Plan shall be non-qualified stock options and do not qualify as incentive stock options within the meaning of Section 422 or any successor section of the Code.

2.          Scope of the Plan. Fifty Thousand (50,000) shares of the Company’s Common Stock, par value $.01 per share (hereinafter referred to as “Common Stock”), shall be available and reserved for issuance under the Plan subject, however, to the provisions of Section 10 hereof. Shares issued under the Plan may be, in whole or in part, as determined by the Board, authorized but unissued shares of Common Stock or treasury shares. If an option should expire or terminate for any reason without having been exercised in full, the unpurchased shares that were subject thereto shall, unless the Plan shall have terminated, become available for other options under the Plan. Common Stock shall not be issued in respect of an option granted under the Plan unless the exercise of such option and the issuance and delivery of shares of Common Stock pursuant thereto shall comply with all relevant provisions of law, including the Securities Act of 1933, as amended, the rules and regulations thereunder, the Securities Exchange Act of 1934, as amended, the rules and regulations thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed.

3.          Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company. The Board of Directors shall have the full power to grant options under the Plan, to construe and interpret the Plan, and to establish rules and regulations and perform all other acts it believes reasonable and proper, including the authority to delegate responsibilities to others to assist in administering the Plan. The determination of those eligible to receive options, and the amount, type and terms and conditions of each stock option shall rest in the sole discretion of the Board of Directors, subject to the provisions of the Plan.

4.          Eligibility. Options may be granted only to non-employee directors serving on the Board of Directors of the Company or any subsidiary and to non-employee consultants serving the Company or any subsidiary.

28

5.          Option Price. The purchase price to be paid for Common Stock issued pursuant to the exercise of any option granted under the Plan shall be not less than the fair market value of such stock on the date the option is granted as provided in Section 12 hereof (but in no event less than the par value of the Common Stock), and shall not thereafter be subject to reduction except as provided in Section 10 hereof. For purposes of the Plan, the fair market value of a share of Common Stock on a particular date shall be equal to the last reported sales price of the Common Stock (i) reported by the NASDAQ Stock Market Global Market System on that date or (ii) if the Common Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such price of the Common Stock is so reported. If the Common Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Common Stock on the most recent date on which Common Stock was publicly traded. In the event Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Board in such manner as it deems appropriate.

6.          Term of Options. The Board shall establish the term of any option granted under the Plan provided however that no option shall be exercisable after the expiration of ten (10) years from the date of grant of the option.

7.          Non-Transferability of Options. An option granted under the Plan shall by its terms not be transferable and an option may be exercised, during the lifetime of the holder of the option, only by such holder; provided however, an option may be transferred by will or the laws of descent and distribution, to the estate of a deceased option holder, and such option may be exercised by the estate’s legal representative within three (3) months of the date of death. More particularly, but without limiting the generality of the foregoing, and subject to the preceding sentence, an option may not be assigned, transferred, pledged, or hypothecated in any way (whether by operation of law or otherwise), and will not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of any option contrary to the provisions of the Plan, and any levy of any attachment or similar process upon an option will be null and void and without effect.

8.         Exercise of Options. Except as hereinafter provided in this Section 8 and in Section 9, options may be exercised within the year of grant with respect to no more than twenty percent (20%) of the total number of shares of Common Stock subject to such grant. Thereafter, during each succeeding year beginning on an anniversary date, options with respect to an additional twenty percent (20%) of the total number of shares subject to a grant may be exercised. However, no option shall be exercisable after the expiration of the term of the option. Moreover, except as provided herein, an option shall not be exercisable unless the holder thereof shall, at the time of exercise, be a non-employee director of the Company or a consultant of the Company or a subsidiary.

A-2

Notwithstanding anything herein to the contrary, such holder’s options will vest and become immediately exercisable in full upon a change in control. For purposes of this Plan, a “change in control” shall mean:

(i)          either (x) any merger or consolidation of the Company into or with another corporation, (y) the acquisition by another person, group or entity after the date hereof of beneficial ownership of more than 25% of the Common Stock of the Company (such person, group or entity reporting, or being required to report, the acquisition pursuant to Section 13 of the Securities Exchange Act of 1934), or (z) the commencement of a non-issuer tender offer seeking to acquire more than 25% of the Common Stock of the Company, or

(ii)         any sale by the Company of substantially all of the assets and business of the Company for cash, stock, or any combination thereof, unless, immediately after such sale, the holders of Common Stock of the Company immediately prior to such sale own more than 50% or more of the voting capital stock of the acquiring corporation or, if the acquiring person or entity is not a corporation, more than 50% of the voting equity interests of such acquiring person or entity, or

(iii)        if a majority of the Company’s Board of Directors consists of individuals who were not Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination.

The purchase price of any shares as to which an option shall be exercised shall be paid in full at the time of exercise. Payment may be made:

(i)           in United States dollars by good check, bank draft or money order payable to the order to the Company; or

(ii)          at the discretion of the Board as set forth in the option grant or at any time prior to the exercise by an option holder by transfer to the Company of shares of Common Stock owned by the holder of the option having an aggregate fair market value on the date of exercise equal to the purchase price of the portion thereof being paid; or

(iii)         at the discretion of the Board and subject to any restrictions or conditions as it deems appropriate (including any restrictions as may be set forth in Rule 16b-3 under the Securities and Exchange Act of 1934), by electing to have the Company withhold from the shares issuable on exercise of the option such number of shares of Common Stock as shall have an aggregate fair market value on the date of exercise equal to the purchase price or the portion thereof being paid; or

(iv)         at the discretion of the Board by a combination of (i) and (ii) or (i) and (iii) above.

The Board shall determine the procedures for the use of Common Stock in payment of the purchase price and may impose such limitations and prohibitions on such use as it deems appropriate.

A-3

The holder of an option shall not have any of the rights of a stockholder with respect to the shares covered by his option until such shares shall have been issued to him (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company) upon the purchase of such shares upon exercise of the option.

9.          Exercise Upon Cessation of Relationship With Company. Except as provided in Sections 7 and 8 above, the right of a non-employee director who holds an option to exercise such option shall terminate immediately upon termination of service as a non-employee director and the right of a consultant who holds an option to exercise such option shall terminate immediately upon termination of service as a consultant to the Company or its subsidiaries upon dismissal, death or otherwise.

10.         Adjustments.

(a)        In the event of a recapitalization, stock split, stock combination, stock dividend, exchange of shares, or a change in the corporate structure or shares of the Company, or similar event, the Board shall make appropriate adjustments in the kind or number of shares which may be issued upon exercise of options and in the kind or number of shares issuable upon exercise of options theretofore granted and in the exercise price of such options.

(b)        If the Board shall be a party to a merger or consolidation or shall sell substantially all its assets, each outstanding option shall pertain and apply to the securities and/or property which a holder of the number of shares of Common Stock subject to the option immediately prior to such merger, consolidation, or sale of assets would be entitled to receive in such merger, consolidation or sale of assets.

11.         Effectiveness of the Plan. The Plan shall become effective as of October 23, 2018, but shall be subject to approval by the holders of Common Stock at a meeting of stockholders of the Company duly called and held no later than twelve months after the date of adoption of the Plan by the Board of Directors.

12.         Time of Granting Options. The date of grant of an option under the Plan shall, for all purposes, be the date on which the Board makes the determination granting such option; and no grant shall be deemed effective under the Plan prior to such date. Notice of the determination shall be given to each optionee to whom an option is so granted within a reasonable time after the date of such grant.

13.         Termination and Amendment of the Plan. The Plan shall terminate ten (10) years from the date on which it is adopted by the Board of Directors. Prior thereto, the Board of Directors may terminate the Plan at any time; provided, however, that any such termination shall not affect any options then outstanding under the Plan. No options under the Plan may be granted after termination of the Plan.

A-4

The Board of Directors from time to time may make such modifications or amendments of the Plan and, with the consent of the holder of an option, of the terms and conditions of his option, as it shall deem advisable, but may not, without further approval of the stockholders of the Company, except as provided in Section 10 hereof (a) increase the maximum number of shares which shall be available and reserved for issue under the Plan, (b) change the class of individuals eligible to receive options, (c) extend the term of the Plan beyond the period provided in this Section 13, (d) permit a repricing (or decrease in exercise price) of outstanding options, or (e) expand the types of options or awards provided under the Plan.

Neither the termination nor any modification or amendment of the Plan shall, without the consent of the holder of an option theretofore granted under the Plan, adversely affect the rights of such holder with respect to such option.

14.         Section 16 of the Securities Exchange Act of 1934. It is intended that the Plan and any grant of an option made to a person subject to Section 16 of the 1934 Act meet all requirements of Rule 16b-3. If any provision of the Plan or any such option would disqualify the Plan or such option under, or would otherwise not comply with, Rule 16b-3, such provision or option shall be construed or deemed amended to conform to Rule 16b-3.

A-5

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The 2018 Proxy Statement and 2018 Annual Report are available at www.napcosecurity.com/2018annualmeeting.pdf

Proxy for the 2018 Annual Meeting of Stockholders of NAPCO SECURITY TECHNOLOGIES, INC.

333 Bayview Avenue, Amityville, New York 11701

▲FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

NAPCO SECURITY TECHNOLOGIES, INC.

333 Bayview Avenue
Amityville, New York 11701

The undersigned appoints Richard L. Soloway and Kevin S. Buchel, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of NAPCO Security Technologies, Inc. held of record by the undersigned at the close of business on October 24, 2018 at the Annual Meeting of Stockholders of NAPCO Security Technologies, Inc. to be held on December 11, 2018, or at any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Continued, and to be marked, dated and signed on the reverse side

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

NAPCO SECURITY TECHNOLOGIES, INC.

2018 Annual Meeting of Stockholders

December 11, 2018
12:00 P.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card In the Envelope Provided

▲FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

Please mark your votes like this ✗

1. ELECTION OF DIRECTORS:

	FOR	WITHHOLD	
(1) **Paul Stephen Beeber**	☐	☐	
(2) **Randy Blaustein**	☐	☐	
(3) **Donna Soloway**	☐	☐	

	FOR	AGAINST	ABSTAIN
2. RATIFICATION OF BAKER TILLY VIRCHOW KRAUSE, LLP AS THE COMPANY'S 2019 INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	☐	☐	☐
3. APPROVAL OF ADOPTION OF THE 2018 NON-EMPLOYEE STOCK OPTION PLAN	☐	☐	☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly** ____________________ **Date**__________, **2018.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. While signing as attorney, executive, administrator, trustee, guardian or corporate officer, please give title as such.